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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements File Nos. 333-07809, 333-44025, 333-45027, 333-52793, 333-69621, 333-89361 and 333-39872.

                      ARTHUR ANDERSEN LLP

Chicago, Illinois
April 16, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS